VANGUARD(R) OHIO TAX-EXEMPT FUNDS

ANNUAL REPORT - NOVEMBER 30, 2000


INCLUDED WITHIN THIS REPORT:

VANGUARD OHIO TAX-EXEMPT MONEY MARKET FUND
VANGUARD OHIO INSURED LONG-TERM TAX-EXEMPT FUND


[PHOTO OF SHIP]
[THE VANGUARD GROUP LOGO]

[MEMBERS OF THE VANGUARD GROUP(R) LOGO]

OUR REPORTS TO THE OWNERS

At Vanguard, we regard our investors not as mere customers but as owners of the enterprise. For that's exactly what a mutual fund shareholder is--part owner of an investment company.

     In our reports to you on how the company is doing, we have tried to convey information without hyperbole and in the context of broad market trends and relevant benchmarks.

     We've introduced several changes to this year's annual reports to make them even more useful. Among the changes:

     **Larger  type and  redesigned graphics to make the reports easier to read.

     **An at-a-glance summary of key points about fund performance and the financial markets.

     **A table--included for many funds--in which the investment adviser highlights significant changes in holdings.

     We hope you'll find that these changes make the reports even more accessible and informative.

SUMMARY

* The Vanguard Ohio Tax-Exempt Funds earned solid returns that topped those of their average competitors.

*    Our  Insured   Long-Term   Tax-Exempt  Fund  benefited  from  the  market's
     preference for higher-quality bonds.

* During the 12 months ended November 30, most fixed income securities far outperformed stocks, many of which took a sound beating.

CONTENTS

  1 Letter from the Chairman

  7 Report from the Adviser

 10 Fund Profiles

 12 Glossary of Investment Terms

 13 Performance Summaries

 15 Financial Statements

 30 Report of Independent Accountants

LETTER
 FROM THE CHAIRMAN

Dear Shareholder,

During the 12 months ended November 30, 2000, municipal bonds provided excellent returns, as a decline in long-term interest rates and a generally tighter supply of munis helped boost prices. In this environment, the returns of both of the vanguard ohio tax-exempt funds outpaced the average return of competing mutual funds.

----------------------------------------------------------
2000 TOTAL RETURNS                       FISCAL YEAR ENDED
                                               NOVEMBER 30
----------------------------------------------------------
VANGUARD OHIO TAX-EXEMPT
 MONEY MARKET FUND                                    4.0%
 (SEC 7-Day Annualized Yield: 4.13%)
Average Ohio Tax-Exempt
 Money Market Fund*                                   3.6
----------------------------------------------------------
VANGUARD OHIO INSURED
 LONG-TERM TAX-EXEMPT FUND                            8.8%
Average Ohio Municipal Debt Fund*                     6.7
Lehman Municipal Bond Index                           8.2
-----------------------------------------------------------
*Derived from data provided by Lipper Inc.


     The accompanying table presents each fund's 12-month return along with those of our average mutual fund competitors. Our bond fund is also compared with the Lehman Brothers Municipal Bond Index, a broad measure of the muni market.

     The total return (capital change plus reinvested dividends) of our Insured Long-Term Tax-Exempt Fund is based on an increase in net asset value from $11.17 per share on November 30, 1999, to $11.53 per share on November 30, 2000, and is adjusted for dividends totaling $0.593 per share paid from net investment income. The Money Market Fund's net asset value remained at $1 per share, as was expected but not guaranteed. At the end of the fiscal year, the Insured Long-Term Fund's yield was 4.98%, down from 5.12% a year earlier; the Money Market Fund's yield was 4.13%, up from 3.54%.

     For Ohio residents, income earned by our funds is exempt from federal and Ohio income taxes, but may be subject to local taxes and to the alternative minimum tax.

FINANCIAL MARKETS IN REVIEW

Overall, it was an extremely difficult and volatile period for the U.S. stock market. Most broad market indexes notched negative returns for the 12 months. Technology-related stocks slid, but many other segments also suffered--in part because the U.S. economy seemed to be losing some steam. In late November, the tech-heavy Nasdaq Composite Index was off nearly 50% from the all-time high it reached on March 10. Despite the broad market's

MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED NOVEMBER 30, 2000

                                                   ONE        THREE         FIVE
                                                  YEAR        YEARS        YEARS
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)       9.1%         6.1%         6.4%
Lehman 10 Year Municipal Bond Index               7.7          5.0          5.6
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                         5.9          5.2          5.2
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large caps)                       -4.2%        12.7%        18.7%
Russell 2000 Index (Small caps)                  -0.6          2.4          9.1
Wilshire 5000 Index (Entire market)              -5.8         10.8         16.7
MSCI EAFE Index (International)                  -9.5          8.7          7.5
================================================================================
CPI
Consumer Price Index                              3.4%         2.5%         2.5%
--------------------------------------------------------------------------------


decline, there were pockets of excellent performance within the stock market. In fact, the slump in growth stocks that began in the spring coincided with a surge in value-oriented shares--the stocks of companies with below-average prices in relation to measures such as earnings and book value. And mid-capitalization stocks, particularly those with a value bent, notched excellent 12-month returns.

     For bonds, it was an entirely different story. As you can see in the table above, the returns of three major indexes of fixed income securities surpassed those of many stock market measures in the past year. Long-term U.S. Treasury bonds performed particularly well. A decline in long-term interest rates boosted prices, as did the federal government's buyback of long-term Treasuries-- a continuing effort aimed at paring the national debt. The Lehman Long Treasury Index returned an excellent 15.7% for the fiscal year. Returns of broader bond market measures were not quite so strong, but were still solid in absolute terms.

     Signs of decelerating growth--a product of the Federal Reserve Board's campaign to raise short-term interest rates to head off inflation--were welcomed by some segments of the bond market. However, for lower-quality securities, an economic slowdown is undeniably bad news. Slower growth can lead to erosion in corporate profits, which, in turn, can damage a company's ability to repay its debt obligations. The Lehman High Yield Index returned -6.6% for the fiscal year, about 15 percentage points behind the return of the broad bond market.

MUNI AND TREASURY YIELDS MOVE CLOSER

Municipal bonds performed well during the fiscal year. Overall, the difference between the yield of the 30-year U.S. Treasury bond and the yield of an insured long-term, high-quality municipal bond narrowed during the period to an extraordinarily slim 6 basis points (0.06 percentage point). The narrowing was the result of a 45-basis-point decline in the yield of muni bonds to 5.55% and a slightly steeper decline (68 basis points) in the yield of the 30-year Treasury to 5.61%. Such a tiny yield differential makes muni bonds extremely attractive, because the interest paid on municipal bonds is exempt from federal income taxes while that paid on Treasuries is taxable at a rate of up to 39.6%.

     Short-term muni rates rose 40 basis points to 4.20% while the yield of the 3-month U.S. Treasury bill climbed 90 basis points to 6.20%.

--------------------------------------------------------------------------------
The difference between Treasury and muni yields narrowed during the fiscal year.
--------------------------------------------------------------------------------

     Muni bonds benefited from a decline in new issuance, which helped support prices. For more detailed information on the municipal bond market, see the Report from the Adviser beginning on page 7.

FISCAL 2000 PERFORMANCE OVERVIEW

For Vanguard Ohio Insured Long-Term Tax-Exempt Fund, the fiscal year produced a return that was excellent both on an absolute basis and relative to the average Ohio municipal bond fund. Our 8.8% total return consisted of an income return of 5.6% and a price increase of 3.2%. (The Performance Summary on page 14 presents a similar breakdown of the fund's returns for the past ten years.) There are two key distinctions between our fund and its competitors: quality and costs. During fiscal 2000, both of these worked in our favor.

QUALITY AND COST MATTER

Generally, our holdings have a higher average credit quality than those of our peers. When investors are focusing on high credit quality--for example, during periods of uncertainty about an economic slowdown or in the midst of stock market stress--our emphasis on quality results in relatively strong returns. However, our relative results can lag when lower-quality bonds outpace higher-quality securities.

     While our high credit quality can in the short run be an advantage or a detriment, the cost difference between our fund and its peers is always an advantage to our shareholders. Our low cost also directly supports our quality mandate. Higher-quality bonds pay lower interest than lower-quality bonds. However, our low costs enable us to offer above-average net yields nonetheless. This is because fund operating and administrative expenses are deducted from a fund's income; by forfeiting less of our income to expenses, we can offer both above-average yields and above-average quality.

--------------------------------------------------------------------------------
Our cost and credit-quality differences helped our relative performance.
--------------------------------------------------------------------------------

Our Insured Long-Term Tax-Exempt and Tax-Exempt Money Market Funds have expense ratios (annual expenses as a percentage of average net assets) of 0.19% and 0.16%, respectively--a fraction of the 1.10% charged by the average Ohio municipal fund and the 0.60% charged by the average Ohio tax-exempt money market fund. This advantage aids us each year in our pursuit of superior results, and is especially powerful over longer periods. The combination of this cost advantage and the skillful management of Vanguard's Fixed Income Group has benefited our shareholders over the past decade, and we expect it to continue to do so in the future.

     It's also important to note that our fiscal-year return exceeded that of the Lehman Municipal Bond Index, which includes muni bonds from across the country. The index is a notoriously tough competitor because it does not incur the "real world" operating expenses and transaction costs that all mutual funds must bear.

     The Tax-Exempt Money Market Fund provided a total return of 4.0%, outpacing the 3.6% return of its average peer. Here, too, cost was the key reason for our margin of outperformance.

THE MUNICIPAL BOND TAX ADVANTAGE

For Ohio residents, the income earned by our funds is exempt from federal, state, and, in most cases, local income taxes. At current yields, that means that investors in the Ohio Insured Long-Term Tax-Exempt Fund who are taxed at the highest marginal federal tax rate (39.6%) can earn about 65% more after-tax income than they could in a comparable long-term U.S. Treasury bond fund. Our Money Market Fund also offers Ohio residents an advantage over taxable investments with similar maturities. On November 30, the yield of MIG-1 notes was about 14% higher than the after-tax yield of 90-day Treasury bills. For Ohio taxpayers subject to the highest tax rates, a yield of 5.6% on a tax-exempt long-term bond is the equivalent of a 9.3% taxable yield. For a tax-exempt short-term yield of 4.2%, the taxable equivalent is 7.0%.

     These remarkable advantages are illustrated in the table at left, which compares the annual net income earned on U.S. Treasury and tax-exempt securities as of November 30, 2000, assuming a $100,000 investment.


COMPARISON                                          FROM A HYPOTHETICAL $100,000
 OF INCOME                                            INVESTMENT BASED ON YIELDS
                                                         AS OF NOVEMBER 30, 2000

                                             SHORT-TERM               LONG-TERM
--------------------------------------------------------------------------------
Taxable gross income                             $6,200                  $5,600
Less taxes (39.6%)                               (2,500)                 (2,200)
Net after-tax income                              3,700                   3,400
--------------------------------------------------------------------------------
Tax-exempt income                                $4,200                  $5,600
--------------------------------------------------------------------------------
Tax-exempt income advantage                       $ 500                  $2,200
--------------------------------------------------------------------------------
Percentage advantage                                 14%                     65%
--------------------------------------------------------------------------------
This illustration assumes current yields (as of November 30, 2000) of 5.6% for long-term U.S. Treasury bonds, 6.2% for U.S. Treasury bills, 5.6% for long-term municipals, and 4.2% for short-term municipals. The tax adjustment assumes a typical itemized tax return based on a federal tax rate of 39.6%. Income from U.S. Treasuries is not subject to state taxes; local taxes are not considered. The illustration is not intended to represent future results.

     When considering this example, keep in mind that there is an important distinction between state-specific municipal bond funds and U.S. Treasury bonds. Treasury securities are backed by the full faith and credit of the U.S. government and therefore have unmatched credit quality. Also, municipal bond funds that confine their investments to a single state lack broad diversification; their returns can be influenced by purely local matters. However, private insurance on the bonds in our Long-Term Tax-Exempt Fund reduces these additional credit risks. Though the insurance does not protect against fluctuations in the fund's value, it guarantees full payment of interest and principal for our bond holdings.

     This insurance, however, is not generally available for short-term securities. Our investment adviser is responsible for carefully analyzing securities to preserve the principal value of the Tax-Exempt Money Market Fund. Money market mutual funds are not guaranteed by the Federal Deposit Insurance Corporation, which insures bank accounts and certificates of deposit.

LONG-TERM PERFORMANCE OVERVIEW

Though an annual review of any investment is a useful exercise, it's more important to examine performance over longer periods. The table below compares the performance of our funds over the past ten years with that of their average peer mutual funds. It also presents the current value of hypothetical $10,000 investments made a decade ago. As you can see, the Vanguard Ohio Tax-Exempt Funds have established excellent records versus their competitors, largely because of our cost advantage.

IN SUMMARY

During the past five years, when big gains from stocks seemed routine, our reminders about the value of diversification, I fear, too often fell on deaf ears. But the financial markets have a way of reinforcing investment principles.

     We certainly take no pleasure in the stock market's decline over the past 12 months. Rather, we view the disappointing returns as an instructive, though painful, part of investing. For those who built their investment programs for the long haul--constructing a mix of a variety of stock funds, bond funds, and short-term investments--such a decline should have little long-

TOTAL RETURNS                                                    TEN YEARS ENDED
                                                               NOVEMBER 30, 2000

                                AVERAGE                FINAL VALUE OF A $10,000
                             ANNUAL RETURN                INITIAL INVESTMENT*
                        -----------------------    -----------------------------
                                        AVERAGE              AVERAGE
                        VANGUARD      COMPETING   VANGUARD COMPETING   VANGUARD
OHIO TAX-EXEMPT FUND        FUND           FUND       FUND      FUND  ADVANTAGE
--------------------------------------------------------------------------------
Money Market                3.4%           3.1%    $13,926    $13,590      $ 336
Insured Long-Term           7.0            6.2      19,610     18,197      1,413
--------------------------------------------------------------------------------
*Assuming reinvestment of all income dividends and capital gains distributions.

term impact. The key to long-term investment success is to build a diversified portfolio, to realize that the road may get rough from time to time, and to stick with your plan no matter what the financial markets throw your way.

Sincerely,



/S/ JOHN J. BRENNAN
[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN
Chairman and Chief Executive Officer


December 13, 2000

REPORT
 FROM THE ADVISER                                    VANGUARD FIXED INCOME GROUP


Municipal bonds provided strong returns during the 12 months ended November 30, 2000, as rising prices augmented interest income. Prices were bolstered by declining long-term interest rates and by a reduction in the issuance of new municipal bonds.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and Ohio income taxes by investing in insured and high-quality uninsured securities issued by Ohio state, county, and municipal governments.
--------------------------------------------------------------------------------

     Our TAX-EXEMPT MONEY MARKET FUND earned a total return of 4.0% for the fiscal year, while our INSURED LONG-TERM TAX-EXEMPT FUND returned 8.8%. Both funds outpaced their average peers by solid margins.

THE ECONOMIC ENVIRONMENT

The fiscal year began amid abundant signs that the U.S. economy continued to steam ahead. Economic growth surged, unemployment dipped below 4%, and inflation seemed well under control. But as the period progressed, concerns about overheating gave way to fears among stock investors that the nation's economy was getting too cool for comfort.

     Real (inflation-adjusted) gross domestic product expanded at an annual rate of 2.2% during the third calendar quarter of 2000, compared with a rate of 8.3% during the fourth quarter of 1999, when our fiscal year began. The slowdown was largely a product of the Federal Reserve Board's monetary tightening campaign, which began in June 1999. During the fiscal year, the Fed hiked its target for short-term interest rates by a total of 1 percentage point--from 5.5% to 6.5%--in three separate moves. The latest boost came in May, when the Fed raised the target by 0.50 percentage point (50 basis points).

     Several other factors weighed on the minds of investors during the fiscal year:

     * Oil prices nearly doubled. Per-barrel oil prices rose from $18.61 to nearly $34 and played a key role in curbing economic growth.

     * Inflation rose to an annual rate of 3.4%. However, the core inflation rate, which excludes food and energy prices, remained relatively docile, rising 2.6%.

     * Stock prices declined sharply. The slide that began in the spring dented consumer confidence and threatened to crimp Americans' spending, a big driver of economic growth.

     * Finally, the close presidential election and ensuing court battles added an element of uncertainty to the economic outlook during the final weeks of the fiscal year, leaving economists and traders speculating on the fate of the budget surplus and the implications of a divided Congress.

THE VALUE IN MUNIS

During the fiscal year, municipal bonds generally underperformed U.S. Treasury bonds. Treasury prices were buoyed by the signs of an economic slowdown, which eased some inflation fears; by the stock market's volatility, which sent some investors fleeing to safety; and by the federal government's buyback of long-term bonds, which decreased supply.

     The yield of the 30-year Treasury bond, which moves in the opposite direction from its price, declined by about 70 basis points (0.70 percentage point) during the 12 months, ending November at 5.61%. The yield of a similar-maturity insured Aaa-rated muni bond decreased 45 basis points from a year earlier to end the period at 5.55%. That means that the insured municipal's tax-exempt yield was equal to 99% of the taxable yield of a 30-year Treasury. This was significantly above the longer-term average of about 89% and made munis very attractive relative to Treasuries.

     At the short end of the bond spectrum, yields generally rose in response to the Fed's rate hikes. Overall, short-term tax-exempt notes became more attractive relative to comparable Treasury securities. The yield of the 1-year U.S. Treasury bill rose 24 basis points to end the period at 5.92%, while the yield of the benchmark 1-year MIG-1 climbed 43 basis points to 4.30%. As a result, the ratio of the 1-year muni's yield to that of the 1-year Treasury bill rose from about 68% a year ago to about 73% at the end of November 2000.

BUDGET SURPLUSES = GOOD NEWS FOR MUNIS

The economy's impressive expansion over the past several years created a twofold benefit for muni bonds during fiscal 2000. First, strong economic growth resulted in surpluses in many state treasuries that allowed governments to finance projects without borrowing. Overall, from January through November, national muni issuance was off 16% from the same period a year earlier. Issuance in Ohio dropped 22%. In addition, the credit quality of many state and local governments improved as a result of the healthier condition of their finances.

     Generally, higher-quality bonds performed better during fiscal 2000 than lower-quality issues. Many investors shifted away from more speculative credits and toward higher-quality ones in response to signs of decelerating economic growth. Slower growth increases the likelihood of defaults on municipal bonds issued to finance projects. The spread, or difference, between the yield of a

Aaa-rated municipal bond and a BBB-rated issue widened from about 34 basis points when the period began to 67 basis points at its end.

     We can offer higher quality while maintaining above-average tax- exempt income--an apparent investment paradox--because of our low costs. Higher-quality bonds offer lower yields than their lower-quality counterparts. However, because our expenses take a smaller bite from the interest income paid by our bonds, we can maintain a more conservatively managed portfolio without sacrificing yield.

LOOKING AHEAD

We begin the 2001 fiscal year as we do every year, with an unwavering commitment to providing prudently managed, low-cost portfolios. This desirable combination has served our investors well in the past, and we fully expect it to continue to do so in the future.

Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
John M. Carbone, Principal
Christopher W. Alwine, Principal

December 13, 2000

FUND  PROFILE                                           AS OF NOVEMBER  30, 2000
 FOR OHIO TAX-EXEMPT MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics. Key terms are defined on page 12.

----------------------------------------
FINANCIAL ATTRIBUTES

Yield                               4.1%
Average Maturity                 60 days
Average Quality                    MIG-1
Expense Ratio                      0.16%
----------------------------------------

---------------------------------
DISTRIBUTION BY
 CREDIT QUALITY
 (% OF PORTFOLIO)

MIG-1/SP-1+                 69.4%
A-1/P-1                     22.1
AAA/AA                       6.4
A                            2.1
---------------------------------
Total                      100.0%
---------------------------------

FUND PROFILE                                             AS OF NOVEMBER 30, 2000
 FOR OHIO INSURED LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged index. Key terms are defined on page 12.


-------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                 LEHMAN
                               FUND              INDEX*
-------------------------------------------------------
Number of Issues                191              39,476
Yield                          5.0%                5.1%
Yield to Maturity              5.0%                  --
Average Coupon                 5.0%                5.5%
Average Maturity         11.3 years          13.8 years
Average Quality                 AAA                 AA+
Average Duration          7.7 years           7.3 years
Expense Ratio                 0.19%                  --
Cash Investments               1.7%                  --
-------------------------------------------------------


------------------------------------
DISTRIBUTION BY CREDIT QUALITY
 (% OF PORTFOLIO)

AAA                            95.0%
AA                              5.0
A                               0.0
BBB                             0.0
BB                              0.0
B                               0.0
------------------------------------
Total                         100.0%
------------------------------------


-----------------------------------------
VOLATILITY MEASURES

                                   LEHMAN
                          FUND     INDEX*
-----------------------------------------
R-Squared                 0.98       1.00
Beta                      1.13       1.00
-----------------------------------------


----------------------------------
INVESTMENT FOCUS

[CHART]

AVERAGE MATURITY              LONG
CREDIT QUALITY                HIGH
----------------------------------


----------------------------------
DISTRIBUTION BY MATURITY
 (% OF PORTFOLIO)

Under 1 Year                  8.7%
1-5 Years                     9.5
5-10 Years                   33.4
10-20 Years                  28.2
20-30 Years                  20.2
Over 30 Years                 0.0
----------------------------------
Total                       100.0%
----------------------------------
                                                           [PICTURE OF COMPUTER]
                                                               Visit our website
                                                                www.vanguard.com
                                                           for regularly updated
                                                               fund information.
*Lehman Municipal Bond Index.

GLOSSARY
 OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing instruments. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
 FOR OHIO TAX-EXEMPT MONEY MARKET FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

---------------------------------------------     -----------------------------------------------
TOTAL INVESTMENT RETURNS (%)                                  NOVEMBER 30, 1990-NOVEMBER 30, 2000
---------------------------------------------     -----------------------------------------------

               OHIO TAX-EXEMPT        AVERAGE                   OHIO TAX-EXEMPT           AVERAGE
              MONEY MARKET FUND         FUND*                  MONEY MARKET FUND            FUND*
FISCAL             TOTAL                TOTAL     FISCAL                   TOTAL            TOTAL
YEAR              RETURN               RETURN     YEAR                    RETURN           RETURN
---------------------------------------------     -----------------------------------------------
1991                4.7%                 4.5%     1996                      3.4%             3.1%
1992                3.0                  2.9      1997                      3.5              3.2
1993                2.4                  2.2      1998                      3.4              3.1
1994                2.6                  2.4      1999                      3.0              2.8
1995                3.8                  3.5      2000                      4.0              3.6
---------------------------------------------     -----------------------------------------------
*Average Ohio Tax-Exempt Money Market Fund;       SEC 7-Day Annualized Yield (11/30/2000): 4.13%
 derived from data provided by Lipper Inc.
See Financial  Highlights table on page 26 for dividend information for the past five years.
-------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                       NOVEMBER 30, 1990-NOVEMBER 30, 2000



                          OHIO       AVERAGE
                    TAX-EXEMPT          OHIO
                         MONEY    TAX-EXEMPT
                        MARKET         MONEY
                          FUND        MARKET
                                       FUND*

         199011          10000         10000
         199102          10131         10127
         199105          10249         10237
         199108          10358         10345
         199111          10465         10452
         199202          10558         10539
         199205          10644         10623
         199208          10713         10685
         199211          10781         10753
         199302          10848         10812
         199305          10911         10872
         199308          10973         10925
         199311          11038         10984
         199402          11098         11037
         199405          11165         11098
         199408          11235         11164
         199411          11323         11243
         199502          11425         11335
         199505          11540         11441
         199508          11644         11538
         199511          11751         11635
         199602          11855         11727
         199605          11956         11819
         199608          12053         11909
         199611          12154         11999
         199702          12253         12086
         199705          12360         12186
         199708          12468         12287
         199711          12577         12385
         199802          12682         12479
         199805          12793         12580
         199808          12898         12676
         199811          13001         12767
         199902          13093         12848
         199905          13190         12937
         199908          13288         13026
         199911          13396         13120
         200002          13511         13221
         200005          13646         13342
         200008          13782         13464
         200011          13926         13590
--------------------------------------------------------------------------------
                               AVERAGE ANNUAL TOTAL RETURNS
                             PERIODS ENDED NOVEMBER 30, 2000         FINAL VALUE
                           ----------------------------------       OF A $10,000
                            1 YEAR        5 YEARS    10 YEARS         INVESTMENT
--------------------------------------------------------------------------------
Ohio Tax-Exempt
 Money Market Fund           3.95%          3.45%       3.37%            $13,926
Average Ohio Tax-Exempt
 Money Market Fund*          3.58           3.16        3.12              13,590
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
 FOR OHIO INSURED LONG-TERM TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

-------------------------------------------------------    ---------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                                               NOVEMBER 30, 1990-NOVEMBER 30, 2000

                OHIO INSURED LONG-TERM                                   OHIO INSURED LONG-TERM
                   TAX-EXEMPT FUND              LEHMAN*                     TAX-EXEMPT FUND            LEHMAN*
FISCAL     CAPITAL        INCOME       TOTAL      TOTAL    FISCAL     CAPITAL      INCOME      TOTAL     TOTAL
YEAR        RETURN        RETURN      RETURN     RETURN    YEAR        RETURN      RETURN     RETURN    RETURN
-------------------------------------------------------    ---------------------------------------------------
1991          2.9%          6.6%        9.5%      10.3%    1996          0.3%        5.4%       5.7%      5.9%
1992          4.5           6.2        10.7       10.0     1997          0.9         5.4        6.3       7.2
1993          6.3           5.7        12.0       11.1     1998          2.6         5.2        7.8       7.8
1994        -11.2           4.9        -6.3       -5.2     1999         -6.9         4.8       -2.1      -1.1
1995         13.1           6.4        19.5       18.9     2000          3.2         5.6        8.8       8.2
-------------------------------------------------------    ---------------------------------------------------

*Lehman Municipal Bond Index.
See Financial Highlights table on page 27 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                       NOVEMBER 30, 1990-NOVEMBER 30, 2000

                                                     LEHMAN
                OHIO INSURED        AVERAGE         10 YEAR        LEHMAN
                   LONG-TERM           OHIO       MUNICIPAL     MUNICIPAL
                  TAX-EXEMPT      MUNICIPAL      BOND INDEX    BOND INDEX
                        FUND           FUND            FUND          FUND

  199011               10000          10000           10000         10000
  199102               10218          10214           10277         10267
  199105               10497          10470           10491         10500
  199108               10695          10682           10731         10757
  199111               10950          10914           11003         11026
  199202               11224          11181           11244         11292
  199205               11488          11415           11467         11531
  199208               11941          11814           11906         11958
  199211               12121          11949           12099         12131
  199302               12945          12675           12903         12846
  199305               13027          12756           12881         12911
  199308               13510          13222           13440         13417
  199311               13580          13335           13515         13476
  199402               13632          13386           13590         13556
  199405               13336          13016           13320         13229
  199408               13518          13133           13563         13441
  199411               12726          12467           12935         12772
  199502               14024          13535           13892         13817
  199505               14548          14080           14543         14439
  199508               14616          14094           14865         14633
  199511               15201          14780           15336         15187
  199602               15384          14820           15521         15344
  199605               15095          14550           15231         15099
  199608               15421          14772           15524         15400
  199611               16074          15503           16203         16080
  199702               16157          15513           16348         16189
  199705               16288          15644           16477         16349
  199708               16715          15984           16961         16824
  199711               17087          16471           17348         17233
  199802               17550          16781           17816         17669
  199805               17743          16985           18007         17883
  199808               18164          17233           18418         18279
  199811               18416          17587           18755         18570
  199902               18595          17627           18929         18756
  199905               18481          17583           18836         18718
  199908               18080          17066           18542         18371
  199911               18024          17058           18676         18371
  200002               18104          16924           18648         18365
  200005               18248          17087           18803         18557
  200008               19327          17894           19885         19615
  200011               19610          18197           20102         19874
--------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED NOVEMBER 30, 2000     FINAL VALUE
                               ----------------------------------   OF A $10,000
                               1 YEAR       5 YEARS      10 YEARS     INVESTMENT
--------------------------------------------------------------------------------
Ohio Insured Long-Term
 Tax-Exempt Fund                8.79%         5.22%         6.97%        $19,610
Average Ohio Municipal Fund*    6.68          4.25          6.17          18,197
Lehman Municipal Bond Index     8.18          5.53          7.11          19,874
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
  NOVEMBER 30, 2000

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


---------------------------------------------------------------------------------------------------------------
                                                                                         FACE            MARKET
                                                                   MATURITY            AMOUNT            VALUE*
OHIO TAX-EXEMPT MONEY MARKET FUND                COUPON                DATE             (000)             (000)
---------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.9%)
---------------------------------------------------------------------------------------------------------------
Ashland County OH GO                              4.20%          12/14/2000          $ 10,000       $   10,000
Bay Village OH BAN                                4.74%           6/29/2001             4,000            4,001
Butler County OH BAN                              4.75%          10/18/2001             8,980            9,010
Butler County OH BAN                              4.80%           7/11/2001             2,850            2,857
Butler County OH BAN                              5.00%            8/2/2001             6,000            6,023
Clermont County OH Hosp. Rev. VRDO
  (Mercy Health Systems)                          4.20%           12/6/2000             6,030            6,030
Cleveland OH Waterworks Rev.                      5.00%            1/1/200  (1)         3,800            3,803
Columbus OH Electric System Rev. VRDO             4.35%            1/1/2001 LOC        13,620           13,620
Columbus OH GO VRDO                               4.05%           12/7/2000               800              800
Columbus OH Sewer Rev. VRDO                       4.15%           12/7/2000             3,100            3,100
Cuyahoga County OH Econ. Dev. Rev. VRDO
  (Cleveland Orchestra)                           4.20%           12/4/2000 LOC        14,820           14,820
Cuyahoga County OH Hosp. Rev.
  (Meridia Health System)                         7.00%           8/15/2001 (Prere.)   10,370           10,766
Cuyahoga County OH Hosp. Rev. VRDO
  (Cleveland Clinic Foundation)                   4.10%           12/6/2000 LOC         8,700            8,700
Cuyahoga County OH Hosp. Rev. VRDO
  (Cleveland Clinic Foundation)                   4.20%           12/6/2000            11,500           11,500
Cuyahoga County OH Hosp. Rev. VRDO
  (Cleveland Clinic Foundation)                   4.20%           12/6/2000 (2)         2,300            2,300
Cuyahoga County OH Hosp. Rev. VRDO
  (Univ. Health Systems, Inc.)                    4.20%           12/7/2000 (2)        26,885           26,885
Dublin OH BAN                                     5.00%          12/15/2000            10,243           10,245
Fairfield County OH BAN                           4.87%           7/11/2001             4,605            4,615

---------------------------------------------------------------------------------------------------------------
                                                                                         FACE            MARKET
                                                                   MATURITY            AMOUNT            VALUE*
OHIO TAX-EXEMPT MONEY MARKET FUND                COUPON                DATE             (000)             (000)
---------------------------------------------------------------------------------------------------------------
Franklin County OH Hosp. Rev. VRDO
  (U.S. Health Corp.)                             4.15%           12/7/2000 LOC      $  6,800       $    6,800
Hamilton County OH Hosp. Fac. Rev. VRDO
  (Bethesda Hosp.)                                4.10%           12/7/2000 LOC        15,950           15,950
Hamilton County OH Hosp. Fac. Rev. VRDO
  (Health Alliance of Greater Cincinnati)         4.00%           12/6/2000 (1)        13,100           13,100
Hamilton County OH Hosp. Fac. Rev. VRDO
  (Health Alliance of Greater Cincinnati)         4.10%           12/6/2000 (1)         1,500            1,500
Lorain County OH Hosp. Fac. Rev. CP
  (Catholic Healthcare Partners)                  4.45%            2/8/2001            19,600           19,600
Lorain County OH Hosp. Fac. Rev. VRDO
  (Catholic Healthcare Partners)                  4.20%           12/6/2000             3,900            3,900
Mason OH City School Dist. BAN                    4.63%           2/15/2001             5,750            5,755
Mason OH City School Dist. BAN                    4.80%           8/30/2001             4,900            4,916
Miamisburg City OH BAN                            4.25%          12/15/2000             4,500            4,501
Montgomery County OH VRDO
  (Catholic Health Initiatves)                    4.10%           12/6/2000               700              700
North Ridgeville OH BAN                           4.60%          10/17/2001             7,600            7,616
Ohio Air Quality Dev. Auth. VRDO
  (Cincinnati Gas & Electric Co. Project)         4.20%           12/4/2000 LOC         6,500            6,500
Ohio Air Quality Dev. Auth. VRDO
  (Cincinnati Gas & Electric Co. Project)         4.25%           12/4/2000 LOC        17,800           17,800
Ohio Air Quality Dev. Auth. VRDO (Mead Corp.)     4.05%           12/4/2000 LOC         1,300            1,300
Ohio Air Quality Dev. Auth. VRDO (Timken Co.)     4.20%           12/6/2000 LOC         7,000            7,000
Ohio Building Auth. Rev.
  (State Correctional Fac.)                       6.50%           10/1/2001             5,100            5,192
Ohio Building Auth. Rev. TOB VRDO                 4.20%           12/7/2000 (1)+        5,358            5,358
Ohio GO (Higher Educ. Capital Fac.)               5.00%            2/1/2001            10,000           10,015
Ohio Higher Educ. Fac. Comm. Rev. CP
  (Case Western Reserve Univ.)                    4.30%          12/21/2000             8,000            8,000
Ohio Higher Educ. Fac. Comm. Rev. CP
  (Case Western Reserve Univ.)                    4.40%           3/21/2001             5,000            5,000
Ohio Higher Educ. Fac. Comm. Rev. VRDO
  (Kenyon College)                                4.20%           12/6/2000            22,000           22,000
Ohio Higher Educ. Fac. Comm. Rev. VRDO
  (Mount Union College Project)                   4.20%           12/7/2000 LOC         1,425            1,425
Ohio Higher Educ. Fac. Rev. VRDO
  (Xavier Univ. Project)                          4.20%           12/7/2000 LOC         4,000            4,000
Ohio Housing Finance Agency Mortgage Rev.         4.35%           8/30/2001             6,100            6,100
Ohio Housing Finance Agency Mortgage Rev.
  TOB VRDO                                        4.27%           12/7/2000   +         4,055            4,055
Ohio PCR VRDO
  (Sohio Air British Petroleum Co.)               4.25%           12/4/2000            10,100           10,100
Ohio Public Fac. Comm. Rev.
  (Higher Educ. Capital Fac.)                     4.50%           12/1/2000             1,500            1,500
Ohio Public Fac. Comm. Rev.
  (Higher Educ. Capital Fac.)                     4.50%            6/1/2001 (1)         5,000            5,005
Ohio Public Fac. Comm. Rev. TOB VRDO              4.22%           12/7/2000   +         6,510            6,510
Ohio School Dist. Cash Flow Borrowing
  Program COP TAN                                 5.13%           6/29/2001             7,105            7,132
Ohio Solid Waste Rev. VRDO
  (BP Exploration & Oil Inc. Project)             4.30%           12/4/2000            34,975           34,975
Ohio State Univ. VRDO                             4.00%           12/6/2000             4,500            4,500
Ohio State Univ. VRDO                             4.20%           12/7/2000             3,500            3,500
Ohio Water Dev. Auth. PCR VRDO
  (Ohio Edison Co. Project)                       4.30%           12/4/2000 LOC         3,500            3,500
Ohio Water Dev. Auth. Rev. VRDO
  (Duquesne Light Co.)                            4.25%           12/6/2000 (2)         4,300            4,300
Ohio Water Dev. Auth. Rev. VRDO (Mead Corp.)      4.05%           12/4/2000 LOC         1,500            1,500
Ohio Water Dev. Auth. Rev. VRDO
  (Timken Co. Project)                            4.15%           12/6/2000 LOC         5,000            5,000
Portage County OH BAN                             4.75%           11/1/2001            10,000           10,031
Ross County OH Hosp. Fac. Rev. VRDO
  (Medical Center Hosp. Project)                  4.20%           12/7/2000 LOC         3,965            3,965


---------------------------------------------------------------------------------------------------------------
                                                                                         FACE            MARKET
                                                                   MATURITY            AMOUNT            VALUE*
                                                 COUPON                DATE             (000)             (000)
---------------------------------------------------------------------------------------------------------------
Summit County OH BAN                              5.50%           5/31/2001             4,500            4,515
Toledo OH City Services Special Assessment VRDO   4.15%           12/7/2000 LOC        23,500           23,500
Univ. of Cincinnati OH BAN                        4.50%            3/1/2001             1,000            1,001
---------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (Cost $467,692)                                                                                   $  467,692
---------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.1%)
---------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                     6,463
Liabilities                                                                                             (1,255)
                                                                                                    -----------
                                                                                                    $    5,208
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------
Applicable to 472,890,176 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                         $  472,900
===============================================================================================================

NET ASSET VALUE PER SHARE                                                                           $     1.00
===============================================================================================================

*See Note A in Notes to Financial Statements.
+Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2000, the aggregate value of these securities was $15,923,000, representing 3.4% of net assets. For key to abbreviations and other references, see page 23.


------------------------------------------------------------------
AT NOVEMBER 30, 2000, NET ASSETS CONSISTED OF:
------------------------------------------------------------------
                                                AMOUNT         PER
                                                 (000)       SHARE
------------------------------------------------------------------
Paid-in Capital                              $ 472,893      $ 1.00
Undistributed Net Investment Income                 --          --
Accumulated Net Realized Gains                       7          --
Unrealized Appreciation                             --          --
------------------------------------------------------------------
NET ASSETS                                   $ 472,900      $ 1.00
==================================================================

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE         MARKET
                                                                                 MATURITY                 AMOUNT         VALUE*
OHIO INSURED LONG-TERM TAX-EXEMPT FUND                         COUPON                DATE                  (000)          (000)
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.3%)
-------------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (82.9%)
Adams County OH School Dist. GO                                 5.55%           12/1/2009 (1)         $    1,000    $    1,049
Akron Bath & Copley OH Joint Township Hosp. Dist. Rev.
  (Akron Medical Center Project)                               5.375%            1/1/2017 (2)              3,000         3,005
Akron Bath & Copley OH Joint Township Hosp. Dist. Rev.
  (Akron Medical Center Project)                                5.50%            1/1/2008 (2)              1,000         1,029
Athens OH City School Dist. GO                                  6.65%           12/1/2013 (4)                640           741
Athens OH City School Dist. GO                                  6.65%           12/1/2014 (4)                680           788
Athens OH City School Dist. GO                                  6.65%           12/1/2015 (4)                725           843
Athens OH City School Dist. GO                                  6.65%           12/1/2016 (4)                770           896
Aurora County OH School Dist. GO                                5.80%           12/1/2016 (3)              3,000         3,108
Barberton OH School Dist. GO                                   5.125%           11/1/2022 (3)              3,000         2,876
Bedford Heights OH GO                                           5.65%           12/1/2014 (2)                500           526
Butler County OH Sewer System Rev.                              5.00%           12/1/2023 (2)              2,245         2,104
Butler County OH Sewer System Rev.                             5.375%           12/1/2015 (3)              1,230         1,251
Butler County OH Sewer System Rev.                              6.25%           12/1/2002 (2)(Prere.)      2,925         3,056
Butler County OH Transp. Improvement Dist. Rev.                 6.00%            4/1/2011 (4)              4,000         4,350
Butler County OH Transp. Improvement Dist. Rev.                 6.00%            4/1/2012 (4)              2,320         2,512
Canal Winchester OH Local School Dist. GO                       6.00%           12/1/2013 (3)              1,680         1,836
Canton OH GO                                                   5.375%           12/1/2007 (2)              1,000         1,033
Canton OH GO (Water Works System)                               5.75%           12/1/2010 (2)              1,000         1,058
Canton OH GO (Water Works System)                               5.85%           12/1/2015 (2)              1,000         1,044
Clermont County OH Hosp. Fac. Rev.
  (Mercy Health System)                                         5.50%            9/1/2006 (2)              2,500         2,588
Cleveland OH Airport System Rev.                                0.00%            1/1/2005 (1)              3,975         3,277
Cleveland OH Airport System Rev.                               5.125%            1/1/2022 (4)              5,525         5,185
Cleveland OH GO                                                5.375%            9/1/2010 (2)              1,000         1,050
Cleveland OH GO                                                5.375%            9/1/2012 (2)              1,000         1,040
Cleveland OH GO                                                 5.50%            8/1/2009 (1)              4,500         4,757
Cleveland OH GO                                                 5.50%           12/1/2011 (3)              1,340         1,416
Cleveland OH GO                                                 5.50%           12/1/2012 (3)              1,415         1,483
Cleveland OH GO                                                 5.60%           12/1/2013 (3)              1,600         1,681
Cleveland OH GO                                                 6.25%           10/1/2001 (1)(Prere.)      2,500         2,587
Cleveland OH Public Power System Rev.                           5.25%          11/15/2016 (1)              5,950         5,950
Cleveland OH School Dist. GO                                    0.00%           12/1/2005 (3)                700           553
Cleveland OH School Dist. GO                                    0.00%           12/1/2006 (3)                700           526
Cleveland OH School Dist. GO                                    0.00%           12/1/2007 (3)                500           357
Cleveland OH School Dist. GO                                    0.00%           12/1/2008 (3)                400           271
Cleveland OH School Dist. GO                                   5.875%           12/1/2011 (3)              1,500         1,563
Cleveland OH Water Works Rev.                                   5.00%            1/1/2023 (4)              3,000         2,810
Cleveland OH Water Works Rev.                                   5.00%            1/1/2028 (4)              2,000         1,852
Cleveland OH Water Works Rev.                                   5.50%            1/1/2013 (1)              3,805         3,976
Cleveland OH Water Works Rev.                                   5.50%            1/1/2021 (1)              6,500         6,643
Cleveland OH Water Works Rev.                                   6.25%            1/1/2015 (2)                195           202
Cleveland-Cuyahoga County OH Port Auth. Rev.
  (Rock & Roll Hall of Fame)                                    5.40%           12/1/2015 (2)              2,000         2,026
Columbus OH Muni. Airport Auth. Rev.
  (Port of Columbus)                                            5.00%            1/1/2028 (2)              3,000         2,766
Columbus OH School Dist. GO                                     7.00%           12/1/2000 (3)(Prere.)      1,750         1,785
Cuyahoga County OH Hosp. Rev.
  (Univ. Hosp. Health System)                                  5.375%           1/15/2009 (1)              3,500         3,611
Cuyahoga County OH Hosp. Rev.
  (Univ. Hosp. Health System)                                   5.50%           1/15/2019 (1)              7,545         7,544
Cuyahoga County OH Hosp. Rev.
  (W.O. Walker Center Inc.)                                     5.00%            1/1/2023 (2)              2,500         2,320
Defiance OH Waterworks System GO                                5.65%           12/1/2018 (2)              1,130         1,160
Dublin OH School Dist. GO                                       0.00%           12/1/2005 (3)              1,220           963

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE         MARKET
                                                                                 MATURITY                 AMOUNT         VALUE*
                                                               COUPON                DATE                  (000)          (000)
-------------------------------------------------------------------------------------------------------------------------------
Dublin OH School Dist. GO                                       0.00%           12/1/2006 (3)         $    1,220    $      916
Fairborn OH City School Dist. School Improvement GO             6.40%           12/1/2015 (4)               500            555
Fairfield County OH Hosp. Rev.
  (Lancaster-Fairfield Hosp.)                                  5.375%           6/15/2015 (1)              3,000         3,053
Forest Hills OH School Dist. GO                                 6.00%           12/1/2007 (1)                750           813
Franklin County OH Convention Center Rev.                       0.00%           12/1/2007 (1)              4,355         3,107
Franklin County OH Convention Center Rev.                       7.00%           12/1/2000 (1)(Prere.)        675           688
Franklin County OH Convention Fac. Auth. Tax & Lease Rev.       5.00%           12/1/2027 (1)              2,000         1,855
Gallia County OH Hosp. Rev.
  (Holzer Medical Center Project)                              5.125%           10/1/2013 (2)              2,000         1,993
Greater Cleveland OH Regional Transp. Auth. GO                  5.00%           12/1/2018 (3)              4,750         4,541
Greater Cleveland OH Regional Transp. Auth. GO                 5.375%           12/1/2010 (3)              1,665         1,743
Greater Cleveland OH Regional Transp. Auth. GO                 5.375%           12/1/2012 (3)              1,500         1,548
Greater Cleveland OH Regional Transp. Auth. GO                 5.375%           12/1/2013 (3)              1,850         1,897
Greater Cleveland OH Regional Transp. Auth. GO                  5.60%           12/1/2011 (3)              5,505         5,756
Greater Cleveland OH Regional Transp. Auth. GO                  5.65%           12/1/2006 (3)(Prere.)      1,000         1,065
Greene County OH Sewer System Rev.                             5.125%           12/1/2020 (1)              2,000         1,931
Hamilton County OH Hosp. Fac. Rev. (Children's Hosp.)           5.20%           5/15/2009 (1)              2,000         2,040
Hamilton County OH Hosp. Fac. Rev. (Children's Hosp.)          5.375%           5/15/2013 (1)              2,235         2,281
Hamilton County OH Hosp. Fac. Rev. VRDO
  (Health Alliance of Greater Cincinnati)                       4.00%           12/6/2000 (1)                800           800
Hamilton County OH Hosp. Fac. Rev. VRDO
  (Health Alliance of Greater Cincinnati)                       4.10%           12/6/2000 (1)                280           280
Hamilton County OH Sales Tax Rev.                               0.00%           12/1/2028 (2)              9,915         2,027
Hamilton County OH Sales Tax Rev.
  (Hamilton County Football Project)                            4.75%           12/1/2027 (1)              1,500         1,320
Hamilton County OH Sales Tax Rev.
  (Hamilton County Football Project)                            5.00%           12/1/2018 (1)              1,000           956
Hamilton County OH Sales Tax Rev.
  (Hamilton County Football Project)                            5.00%           12/1/2027 (1)              9,600         8,905
Hamilton County OH Sales Tax Rev.
  (Hamilton County Football Project)                            5.50%           12/1/2013 (1)              2,000         2,059
Hamilton County OH Sewer System Rev.                            5.45%           12/1/2009 (3)              3,250         3,430
Hamilton County OH Sewer System Rev.                           5.625%           12/1/2013 (1)                965         1,015
Hamilton County OH Sewer System Rev.                           5.625%           12/1/2014 (1)                755           790
Hamilton County OH Water System Rev.                            6.30%          10/15/2021 (1)              2,000         2,054
Heath OH City School Dist. GO                                   0.00%           12/1/2012 (3)                665           359
Hilliard OH School Dist. GO                                     5.75%           12/1/2019 (3)              2,000         2,043
Hilliard OH School Dist. GO                                     6.55%           12/1/2005 (3)                500           544
Hilliard OH School Dist. GO
  (Capital Appreciation School Improvement)                     0.00%           12/1/2012 (3)              3,220         1,739
Hilliard OH School Dist. GO
  (Capital Appreciation School Improvement)                     0.00%           12/1/2013 (3)              3,220         1,633
Hilliard OH School Dist. GO
  (Capital Appreciation School Improvement)                     0.00%           12/1/2014 (3)              2,720         1,299
Hilliard OH School Dist. GO
  (Capital Appreciation School Improvement)                     0.00%           12/1/2015 (3)              3,720         1,668
Lake County OH Hosp. Fac. Rev.
  (Lake Hosp. System Inc.)                                     5.375%           8/15/2015 (2)              2,900         2,929
Lake Ohio Local School Dist. Stark County OH GO                 5.55%           12/1/2014 (3)              1,000         1,037
Lake Ohio Local School Dist. Stark County OH GO                 5.75%           12/1/2021 (3)              1,000         1,028
Lisbon OH School Dist. GO                                       6.25%           12/1/2017 (2)              1,000         1,048
Lorain County OH Hosp. Rev.
  (Catholic Healthcare Partners)                               5.625%            9/1/2014 (1)              3,290         3,392
Lorain County OH Hosp. Rev.
  (Catholic Healthcare Partners)                                6.00%            9/1/2006 (1)              1,500         1,600
Lorain County OH Hosp. Rev.
  (Catholic Healthcare Partners)                                6.00%            9/1/2008 (1)              1,250         1,349
Loveland OH City School Dist. GO                                5.25%           12/1/2014 (1)              1,000         1,012

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE         MARKET
                                                                                 MATURITY                 AMOUNT         VALUE*
OHIO INSURED LONG-TERM TAX-EXEMPT FUND                         COUPON                DATE                  (000)          (000)
-------------------------------------------------------------------------------------------------------------------------------
Lucas County OH Hosp. Rev. (ProMedica Health Care)              5.75%          11/15/2009 (1)         $    3,000    $    3,187
Lucas County OH Hosp. Rev. (ProMedica Health Care)              5.75%          11/15/2014 (1)              6,000         6,257
Lucas County OH Hosp. Rev. (ProMedica Health Care)             5.625%          11/15/2015 (2)              2,500         2,582
Lucas County OH Hosp. Rev. (ProMedica Health Care)             5.625%          11/15/2017 (2)              2,075         2,122
Mahoning Valley OH Sanitation Dist. Water Rev.                  5.75%          11/15/2018 (4)              1,300         1,344
Marietta OH City School Dist. GO                                5.75%           12/1/2007 (2)              1,500         1,559
Marion OH City School Dist. GO                                  6.40%           12/1/2011 (4)                650           736
Marion OH City School Dist. GO                                  6.45%           12/1/2012 (4)                695           791
Marion OH City School Dist. GO                                  6.45%           12/1/2013 (4)                370           421
Marion OH City School Dist. GO                                  6.50%           12/1/2014 (3)                285           326
Marysville OH Water System Rev.                                 7.05%           12/1/2001 (1)(Prere.)      1,250         1,295
Medina OH School Dist. GO                                       6.20%           12/1/2002 (3)(Prere.)      2,100         2,211
Middletown OH GO                                                5.75%           12/1/2019 (3)              2,500         2,583
Mount Vernon OH Sewer System Rev.                               6.00%           12/1/2012 (2)                750           775
New Philadelphia OH School Dist. GO                             6.25%           12/1/2017 (2)              2,300         2,391
North Canton OH GO                                              5.90%           12/1/2004 (2)(Prere.)      2,000         2,137
Northeast OH Regional Sewer Dist. Rev.                          5.60%          11/15/2013 (2)              1,880         1,941
Northeast OH Regional Sewer Dist. Rev.                          5.60%          11/15/2014 (2)              1,500         1,545
Northwest OH Local School Dist. GO                              5.15%           12/1/2022 (3)              2,095         2,013
Oak Hills OH Local School Dist. GO                              7.20%           12/1/2009 (1)              1,625         1,917
Ohio Building Auth. Rev. (Adult Correctional Fac.)              5.50%            4/1/2016 (2)              4,965         5,039
Ohio Building Auth. Rev. (Adult Correctional Fac.)              5.95%           10/1/2013 (1)              3,000         3,125
Ohio Higher Educ. Fac. Rev. (Oberlin College)                   5.00%           10/1/2026 (2)             10,000         9,218
Ohio Higher Educ. Fac. Rev. (Univ. of Dayton)                   0.00%           12/1/2006 (3)              1,000           751
Ohio Higher Educ. Fac. Rev. (Univ. of Dayton)                   6.60%           12/1/2017 (3)              2,200         2,351
Ohio Higher Educ. Fac. Rev. (Univ. of Dayton)                   6.75%           12/1/2015 (3)              1,000         1,056
Ohio Higher Educ. Fac. Rev. (Xavier Univ.)                      5.30%           5/15/2017 (1)              2,200         2,204
Ohio Higher Educ. Fac. Rev. (Xavier Univ.)                     5.375%           5/15/2022 (1)              6,250         6,191
Ohio Higher Educ. Fac. Rev. (Xavier Univ.)                      6.00%           5/15/2011 (1)              2,000         2,147
Ohio Turnpike Comm. Rev.                                        4.50%           2/15/2024 (3)              3,000         2,557
Ohio Turnpike Comm. Rev.                                        5.25%           2/15/2013 (3)              1,780         1,811
Ohio Turnpike Comm. Rev.                                        5.70%           2/15/2006 (1)(Prere.)      1,000         1,069
Ohio State Univ. General Receipts Rev.                          5.25%           12/1/2019 (4)              1,900         1,873
Ohio Water Dev. Auth. Pollution Control Fac. Rev.              5.125%            6/1/2019 (1)              1,900         1,844
Ohio Water Dev. Auth. Pollution Control Fac. Rev.               5.50%            6/1/2011 (1)              2,300         2,406
Ohio Water Dev. Auth. Pollution Control Fac. Rev.               5.50%           12/1/2014 (1)              1,195         1,222
Ohio Water Dev. Auth. Rev. (Fresh Water)                        5.25%           12/1/2012 (4)              2,990         3,062
Ohio Water Dev. Auth. Rev. (Fresh Water)                        5.90%           12/1/2015 (2)              3,250         3,396
Ohio Water Dev. Auth. Rev. (Pure Water)                         5.50%           12/1/2011 (2)              1,000         1,023
Ohio Water Dev. Auth. Rev. (Pure Water)                         7.00%           12/1/2009 (2)(ETM)         1,500         1,702
Olmsted Falls OH School Dist. GO                                5.85%          12/15/2017 (3)              2,000         2,059
Olmsted Falls OH School Dist. GO                                6.85%          12/15/2004 (3)(Prere.)        565           624
Ottowa County OH GO                                             7.00%            9/1/2001 (2)(Prere.)        500           520
Perrysburg OH Exempted Village School Dist. GO                  5.00%           12/1/2025 (4)              2,850         2,647
Perrysburg OH Exempted Village School Dist. GO                  5.75%           12/1/2013 (4)              1,385         1,485
Pickerington OH Local School Dist. GO                           5.00%           12/1/2019 (2)              1,000           947
Pickerington OH Local School Dist. GO                           5.80%           12/1/2009 (3)                500           532
Revere OH School Dist. GO                                       6.00%           12/1/2016 (2)              3,850         3,984
Reynoldsburg OH School Dist. GO                                 0.00%           12/1/2009 (3)              1,465           941
Reynoldsburg OH School Dist. GO                                 0.00%           12/1/2010 (3)              1,465           891
Reynoldsburg OH School Dist. GO                                 6.55%           12/1/2002 (3)(Prere.)      3,600         3,815
Richland County OH GO                                           5.40%           12/1/2015 (2)              1,120         1,134
Richland County OH GO                                           6.95%           12/1/2011 (2)                450           499

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE         MARKET
                                                                                 MATURITY                 AMOUNT         VALUE*
                                                               COUPON                DATE                  (000)          (000)
-------------------------------------------------------------------------------------------------------------------------------
South-Western City School Dist. Franklin &
  Pickway County OH GO                                          4.75%           12/1/2026 (2)         $    1,750    $    1,549
Springboro OH Community City School Dist. GO                    5.25%           12/1/2016 (2)              1,850         1,853
Summit County OH GO                                             6.25%           12/1/2012 (3)              1,420         1,585
Summit County OH GO                                             6.50%           12/1/2016 (3)              2,000         2,236
Summit County OH GO                                             6.90%            8/1/2002 (2)(Prere.)        175           182
Summit County OH GO                                             6.90%            8/1/2003 (2)(Prere.)      2,425         2,574
Toledo OH Waterworks Rev.                                       5.25%          11/15/2013 (3)              2,000         2,038
Trumbull County OH Hosp. Rev. (Trumbull Memorial Hosp.)         6.25%          11/15/2003 (3)(Prere.)      2,000         2,099
Univ. of Akron OH General Receipts Rev.                         5.50%            1/1/2019 (3)              2,545         2,566
Wood County OH GO (Justice Center)                              5.95%           12/1/2007 (2)              1,750         1,826
Woodridge OH School Dist. GO                                    6.00%           12/1/2019 (2)              1,000         1,037
Woodridge OH School Dist. GO                                    6.80%           12/1/2014 (2)              2,000         2,354
Wooster OH School Dist. GO                                      0.00%           12/1/2009 (4)              2,195         1,409
Wooster OH School Dist. GO                                      0.00%           12/1/2010 (4)              2,265         1,378
Wooster OH School Dist. GO                                      0.00%           12/1/2011 (4)              2,315         1,328
Wyoming OH School Dist. GO                                      5.15%           12/1/2027 (3)              3,250         3,069

OUTSIDE OHIO:
Puerto Rico Govt. Dev. Bank VRDO                                3.85%           12/6/2000 (1)                300           300
Puerto Rico Public Building Auth. Rev.                          0.00%            7/1/2001 (3)                850           829
Puerto Rico Public Building Auth. Rev.                          5.00%            7/1/2027 (2)              1,500         1,425
                                                                                                                    -----------
                                                                                                                    $  331,040
                                                                                                                    -----------
SECONDARY MARKET INSURED (2.3%)
Franklin County OH Hosp. Rev.
  (Mount Carmel Health-Holy Cross Health System)                6.75%            6/1/2002 (1)(Prere.)      2,000         2,105
Ohio Higher Educ. Fac. Rev. (John Carroll Univ.)                5.75%            4/1/2019 (1)              4,000         4,109
Ohio Higher Educ. Fac. Rev. (John Carroll Univ.)                5.85%            4/1/2020 (1)              2,875         2,987
                                                                                                                    -----------
                                                                                                                    $    9,201
                                                                                                                    -----------
NONINSURED (13.1%)
Columbus OH GO                                                  5.25%           5/15/2009                  1,000         1,041
Columbus OH GO                                                  5.50%          11/15/2012                  7,310         7,685
Cuyahoga County OH GO                                           5.75%           12/1/2012                  2,000         2,130
Cuyahoga County OH GO                                           5.75%           12/1/2013                  2,000         2,119
Cuyahoga County OH GO                                           5.75%           12/1/2014                  2,000         2,112
Cuyahoga County OH GO                                           5.75%           12/1/2015                  1,710         1,796
Cuyahoga County OH Hosp. Rev.
  (Cleveland Clinic Health)                                    5.125%            1/1/2029                  1,250         1,133
Franklin County OH GO                                           5.00%           12/1/2017                  3,405         3,310
Franklin County OH GO                                          5.375%           12/1/2020                  4,255         4,252
Ohio Air Quality Dev. Auth. VRDO
  (Cincinnati Gas & Electric Co. Project)                       4.20%           12/4/2000 LOC              2,500         2,500
Ohio Air Quality Dev. Auth. VRDO
  (Cincinnati Gas & Electric Co. Project)                       4.25%           12/4/2000 LOC              4,900         4,900
Ohio Higher Educ. Fac. Auth. Rev.
(Case Western Reserve Univ.)                                    6.50%           10/1/2020                    250           286
Ohio Higher Educ. Fac. Comm. Rev. VRDO
  (Kenyon College)                                              4.20%           12/6/2000                  1,000         1,000
Ohio Housing Finance Agency Mortgage Rev.                      5.025%            3/1/2021                  2,465         2,444
Ohio Housing Finance Agency Mortgage Rev.                       5.45%            9/1/2031                  4,125         4,160
Ohio State Building Auth. State Fac. Rev.
  (Adult Correctional Fac.)                                     5.75%            4/1/2014                  2,000         2,110
Ohio State Univ. General Receipts Rev.                          5.75%           12/1/2013                  1,000         1,060
Ohio State Univ. General Receipts Rev.                          5.75%           12/1/2014                  1,000         1,057
Rocky River OH City School Dist. GO                            5.375%           12/1/2017                  2,200         2,236

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE         MARKET
                                                                                 MATURITY                 AMOUNT         VALUE*
OHIO INSURED LONG-TERM TAX-EXEMPT FUND                         COUPON                DATE                  (000)          (000)
-------------------------------------------------------------------------------------------------------------------------------
Sycamore OH Community School Dist. GO                           5.00%           12/1/2023             $    4,000    $    3,716
Toledo OH City Services Special Assessment VRDO                 4.15%           12/7/2000                    900           900
Toledo OH City Services Special Assessment VRDO                 4.15%           12/7/2000 LOC                700           700
                                                                                                                    -----------
                                                                                                                    $   52,647
                                                                                                                    -----------
-------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (Cost $386,599)                                                                                                   $  392,888
-------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.7%)
-------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                     7,391
Liabilities                                                                                                               (734)
                                                                                                                    -----------
                                                                                                                    $    6,657
                                                                                                                    -----------
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------------
Applicable to 34,641,931 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)                                                                                           $  399,545
===============================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $    11.53
===============================================================================================================================
*See Note A in Notes to Financial Statements.


------------------------------------------------------------------------------
AT NOVEMBER 30, 2000, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------

                                                      Amount              Per
                                                       (000)            Share
------------------------------------------------------------------------------
Paid-in Capital                                    $ 394,446          $ 11.38
Undistributed Net Investment Income                       --               --
Accumulated Net Realized Losses--Note E               (1,190)            (.03)
Unrealized Appreciation--Note F                        6,289              .18
------------------------------------------------------------------------------
NET ASSETS                                         $ 399,545          $ 11.53
==============================================================================

KEY TO ABBREVIATIONS


BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
PCR--Pollution Control Revenue Bond.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.


Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.


LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                                                   OHIO INSURED
                                     OHIO TAX-EXEMPT                  LONG-TERM
                                        MONEY MARKET                 TAX-EXEMPT
                                                FUND                       FUND
                                  ----------------------------------------------
                                                YEAR ENDED NOVEMBER 30, 2000
                                  ----------------------------------------------
                                               (000)                      (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Interest                                    $ 18,869                   $ 20,574
--------------------------------------------------------------------------------
  Total Income                                18,869                     20,574
--------------------------------------------------------------------------------
EXPENSES
The Vanguard Group--Note B
  Investment Advisory Services                    53                         43
  Management and Administrative                  589                        576
  Marketing and Distribution                      80                         55
Custodian Fees                                     7                          5
Auditing Fees                                      8                          8
Shareholders' Reports                             10                         14
--------------------------------------------------------------------------------
  Total Expenses                                 747                        701
  Expenses Paid Indirectly--Note C                (6)                        (5)
--------------------------------------------------------------------------------
  Net Expenses                                   741                        696
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                         18,128                     19,878
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                      17                        666
  Futures Contracts                               --                     (1,257)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                          17                       (591)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF INVESTMENT SECURITIES         --                     12,751
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                 $ 18,145                   $ 32,038
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts shown as Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

---------------------------------------------------------------------------------------------------------
                                                    OHIO TAX-EXEMPT               OHIO INSURED LONG-TERM
                                                   MONEY MARKET FUND                  TAX-EXEMPT FUND
                                                ---------------------           -------------------------
                                                                YEAR ENDED NOVEMBER 30,
                                                ---------------------------------------------------------
                                                   2000          1999               2000            1999
                                                  (000)         (000)              (000)           (000)
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income                          $ 18,128      $ 11,490           $ 19,878        $ 18,097
Realized Net Gain (Loss)                             17            (6)              (591)            144
Change in Unrealized Appreciation
 (Depreciation)                                      --            --             12,751         (26,052)
---------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Net Assets
  Resulting from Operations                      18,145        11,484             32,038          (7,811)
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                          (18,128)      (11,490)           (19,878)        (18,097)
 Realized Capital Gain                               --            --                 --            (611)
---------------------------------------------------------------------------------------------------------
  Total Distributions                           (18,128)      (11,490)           (19,878)        (18,708)
---------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
Issued                                          487,124       446,766             83,390         148,841
Issued in Lieu of Cash Distributions             15,144        10,486             14,205          13,289
Redeemed                                       (474,599)     (356,696)           (89,532)        (80,072)
---------------------------------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions   27,669       100,556              8,063          82,058
---------------------------------------------------------------------------------------------------------
 Total Increase                                  27,686       100,550             20,223          55,539
---------------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Year                              445,214       344,664            379,322         323,783
---------------------------------------------------------------------------------------------------------
End of Year                                   $ 472,900     $ 445,214          $ 399,545       $ 379,322
=========================================================================================================
1Shares Issued (Redeemed)
 Issued                                         487,124       446,766              7,436          12,743
 Issued in Lieu of Cash Distributions            15,144        10,486              1,262           1,145
 Redeemed                                      (474,599)     (356,696)            (8,007)         (6,884)
---------------------------------------------------------------------------------------------------------
  Net Increase in Shares Outstanding             27,669       100,556                691           7,004
=========================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.


--------------------------------------------------------------------------------------------
                                                     OHIO TAX-EXEMPT MONEY MARKET FUND
                                                            YEAR ENDED NOVEMBER 30,
                                              ----------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR   2000     1999      1998      1997       1996
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR           $ 1.00   $ 1.00    $ 1.00    $ 1.00     $ 1.00
--------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                         .039     .030      .033      .034       .034
 Net Realized and Unrealized
  Gain (Loss) on Investments                     --       --        --        --         --
--------------------------------------------------------------------------------------------
  Total from Investment Operations             .039     .030      .033      .034       .034
--------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income         (.039)   (.030)    (.033)    (.034)     (.034)
 Distributions from Realized Capital Gains       --       --        --        --         --
--------------------------------------------------------------------------------------------
  Total Distributions                         (.039)   (.030)    (.033)    (.034)     (.034)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                 $ 1.00   $ 1.00    $ 1.00    $ 1.00     $ 1.00
============================================================================================
TOTAL RETURN                                  3.95%    3.04%     3.37%     3.49%      3.42%
============================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)           $ 473    $ 445     $ 345     $ 298      $ 254
 Ratio of Total Expenses to
  Average Net Assets                          0.16%    0.18%     0.20%     0.19%      0.20%
 Ratio of Net Investment Income to
  Average Net Assets                          3.88%    3.00%     3.30%     3.43%      3.36%
============================================================================================

--------------------------------------------------------------------------------------------
                                                   OHIO INSURED LONG-TERM TAX-EXEMPT FUND
                                                            YEAR ENDED NOVEMBER 30,
                                              ----------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR   2000     1999      1998      1997       1996
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR          $ 11.17  $ 12.02   $ 11.72   $ 11.67    $ 11.63
--------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                         .593     .582      .592      .598       .603
 Net Realized and Unrealized
  Gain (Loss) on Investments                   .360    (.827)     .300      .110       .040
--------------------------------------------------------------------------------------------
  Total from Investment Operations             .953    (.245)     .892      .708       .643
--------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income         (.593)   (.582)    (.592)    (.598)     (.603)
 Distributions from Realized Capital Gains       --    (.023)       --     (.060)        --
--------------------------------------------------------------------------------------------
  Total Distributions                         (.593)   (.605)    (.592)    (.658)     (.603)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                $ 11.53  $ 11.17   $ 12.02   $ 11.72    $ 11.67
============================================================================================

TOTAL RETURN                                  8.79%   -2.13%     7.78%     6.30%      5.75%
============================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)           $ 400    $ 379     $ 324     $ 253      $ 216
 Ratio of Total Expenses to
  Average Net Assets                          0.19%    0.19%     0.20%     0.17%      0.20%
 Ratio of Net Investment Income to
  Average Net Assets                          5.27%    5.00%     4.98%     5.17%      5.26%
 Portfolio Turnover Rate                        16%       8%        8%       14%        17%
============================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Ohio Tax-Exempt Funds comprise the Ohio Tax-Exempt Money Market Fund and Ohio Insured Long-Term Tax-Exempt Fund, each of which is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Insured Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired more than 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3.  FUTURES  CONTRACTS:  The  Insured  Long-Term  Tax-Exempt  Fund  may use
Municipal  Bond Index,  U.S.  Treasury  Bond,  and U.S.  Treasury  Note  futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2000, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                           CAPITAL CONTRIBUTION     PERCENTAGE     PERCENTAGE OF
                                    TO VANGUARD        OF FUND        VANGUARD'S
OHIO TAX-EXEMPT FUND                      (000)     NET ASSETS    CAPITALIZATION
--------------------------------------------------------------------------------
Money Market                               $ 88          0.02%             0.09%
Insured Long-Term                            73          0.02              0.07
--------------------------------------------------------------------------------

The  funds' trustees  and officers  are also directors and officers of Vanguard.

C. The funds' custodian bank has agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended November 30, 2000, custodian fee offset arrangements reduced expenses of the Tax-Exempt Money Market Fund and Insured Long-Term Tax-Exempt Fund by $6,000 and $5,000, respectively.

D. During the year ended November 30, 2000, the Insured Long-Term Tax-Exempt Fund purchased $67,646,000 of investment securities and sold $59,471,000 of investment securities, other than temporary cash investments.

E. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Insured Long-Term Tax-Exempt Fund had realized losses totaling $262,000 through November 30, 2000, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F). At November 30, 2000, the fund had available a capital loss carryforward of $929,000 to offset future net capital gains of $93,000 through November 30, 2007, and $836,000 through November 30, 2008.

F. At November 30, 2000, net unrealized appreciation of Insured Long-Term Tax-Exempt Fund investment securities for federal income tax purposes was $6,027,000 consisting of unrealized gains of $9,898,000 on securities that had risen in value since their purchase and $3,871,000 in unrealized losses on securities that had fallen in value since their purchase (see Note E).

G. In November 2000, the American Institute of Certified Public Accountants issued new accounting guidelines for investment companies, which will require the Insured Long-Term Tax Exempt Fund to change its accounting policies to begin to accrete market discounts on municipal bonds effective for the fiscal year ending November 30, 2002. This accounting change will not affect the fund's net asset value, total return, or distributions to shareholders, but may result in certain amounts being reclassified from realized and unrealized gain to interest income for financial statement purposes. Management believes this change will have no material effect on the financial statements.

REPORT
 OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Ohio Tax-Exempt Funds

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Ohio Tax-Exempt Money Market Fund and Ohio Insured Long-Term Tax-Exempt Fund (constituting Vanguard Ohio Tax-Exempt Funds, hereafter referred to as the "Funds") at November 30, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000, by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania


January 2, 2001






--------------------------------------------------------------------------------
SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR
VANGUARD OHIO TAX-EXEMPT FUNDS

This information for the fiscal year ended November 30, 2000, is included pursuant to provisions of the Internal Revenue Code.
     Each fund designates 100% of its income dividends as exempt-interest dividends.

THE VANGUARD(R)
 FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock
 Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets
 Index Fund
Institutional Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital
 Appreciation Fund
Tax-Managed Growth and
 Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock
 Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative
 Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate
 Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS
Admiral(TM) Intermediate-Term
 Treasury Fund
Admiral(TM) Long-Term
 Treasury Fund
Admiral(TM) Short-Term
 Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term
 Tax-Exempt Fund
Intermediate-Term Bond
 Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term
 Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida,
 Massachusetts, New Jersey,
 New York, Ohio, Pennsylvania)
Total Bond Market Index Fund


MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
 Funds (California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio






For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
 WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.

     The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.

--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

[SHIP GRAPHIC]
[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania, 19482-2600


ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard &  Poor's(R),  S&P(R),  S&P  500(R),  Standard & Poor's 500,  500,  S&P
MidCap400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q960 012001